Exhibit 23 (q)
Power of Attorney — Sandra N. Bone

AEGON/TRANSAMERICA SERIES TRUST
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENT, that the undersigned makes, constitutes and appoints JOHN K. CARTER, DENNIS P. GALLAGHER and ELIZABETH L. BELANGER her true and lawful attorney-in-fact and agent in her name, place and stead, in any and all capacities, and on her behalf with full power of substitution and resubstitution to sign any and all registration statements on Form N-14 and any other regulatory filings made applicable to AEGON/Transamerica Series Trust (the “Fund”) and its series and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to intents and purposes as she might or could do in person in her capacity as a Trustee of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney in the capacity and on the date indicated.

/s/ Sandra N. Bane
Sandra N. Bane, Trustee	Date: March 1, 2008

AEGON/TRANSAMERICA SERIES TRUST
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER, DENNIS P. GALLAGHER and ELIZABETH L. BELANGER her true and lawful attorney-in-fact and agent in her name, place and stead and on her behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Trust (the “Fund”) under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorney may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind he or she may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorney and agent hereunder.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney in the capacity and on the date indicated.

/s/ Sandra N. Bane
Sandra N. Bane, Trustee	Date: March 1, 2008